Inventories	12 Months Ended
Mar. 31, 2025
Inventory Disclosure [Abstract]
Inventories

4. Inventories

Inventories, consist of the following:

	As of March 31,
	2024	2025
	RMB	RMB	US$
Sports-related products	336,922	632,810	87,204
Total	336,922	632,810	87,204

The Group commenced the sale and procurement of sports-related products in March 2023. The inventories holding as of March 31, 2025 and 2024 were transitory for the short period potential sales orders. There were no material slow-moving inventories that would be at risk of becoming obsolete. As a result, there was no write-down allowance of inventories from the carrying amount to its estimated net realizable value for the year ended March 31, 2025.